LUMINAR TECHNOLOGIES, INC. PURCHASE AGREEMENT August 6, 2024 The undersigned set forth on Exhibit A hereto (each, a “Purchaser”), enters into this Purchase Agreement (this “Agreement”) with Luminar Technologies, Inc. (the “Company”) and the subsidiaries of the Company set forth on the signature page hereto as Guarantors (the “Guarantors”), as of the date first written above, whereby the Purchasers will purchase the Company’s new Senior Secured Notes due 2028 (the “New Notes”) that will be issued pursuant to the provisions of an indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) in substantially the form attached hereto as Exhibit B between the Company, the Guarantors, and GLAS Trust Company LLC, as Trustee (the “Trustee”) and Collateral Agent (the “Collateral Agent”), which New Notes will be guaranteed (the “Guarantees” and, together with the New Notes, the “Securities”) by the Guarantors, and secured pursuant to the terms of a security agreement to be dated as of the Closing Date (the “Security Agreement”) in substantially the form attached hereto as Exhibit C. On and subject to the terms hereof, the parties hereto agree as follows: ARTICLE I PURCHASE OF SECURITIES Section 1.1 Purchase and Sale. Upon and subject to the terms set forth in this Agreement, at the Closing, (a) each Purchaser shall deliver or cause to be delivered to the Company an amount in cash, in immediately available funds, as set forth under the heading “Purchase Price” on Exhibit A hereto (the “Purchase Price”) and (b) upon receipt of the Purchase Price, the Company and the Guarantors hereby agree to issue and deliver to each Purchaser the principal amount of the Securities specified on Exhibit A under the heading “Purchaser Securities.” The aggregate principal amount of Securities issued to each Purchaser as set forth on Exhibit A shall be herein referred to as the “Purchaser Securities.” The Securities will bear interest from and including the Closing Date. The transactions contemplated by this Agreement, including without limitation the issuance, delivery and acceptance of the Securities and the payment of the Purchase Price to the Company, are collectively referred to herein as the “Transactions.” Section 1.2 Closing. Subject to the satisfaction or valid waiver of all closing conditions set forth in Article IV hereto, the closing of the Transactions (the “Closing”) shall occur on or before 9:00 a.m. (New York City time) on or before August 8, 2024, or such other date as the parties may mutually agree (the “Closing Date”). At the Closing, (a) each Purchaser shall deliver or cause to be delivered to the Company the Purchase Price as specified on Exhibit A hereto and (b) the Company and the Guarantors shall deliver to each Purchaser the aggregate principal amount of Purchaser Securities as specified on Exhibit A hereto. Concurrently with the Transaction, the Company and the Guarantors are entering into exchange agreements relating to the Company’s outstanding 1.25% convertible senior notes due 2026 (the “Existing Convertible Notes”) (collectively, the “Other Transactions”). At the Closing, (A) each Purchaser shall deliver the Purchase Price via wire transfer to the account designated by the Company and (B) the Company 2 shall deliver to each Purchaser the Purchaser Securities specified on Exhibit A hereto in global form through the Depository Trust Company (“DTC”). Section 1.3 No Joint Liability. The obligations of each Purchaser under this Agreement are several and not joint, and no Purchaser shall have liability to any person for the performance or non-performance of any obligation of any other Purchaser hereunder.  Notwithstanding that this is a single agreement amongst multiple Purchasers, the Company covenants and agrees, for the benefit of each Purchaser, that it will not share or otherwise make available to any other Purchaser, any banking or DWAC-related information provided by such Purchaser to the Company. ARTICLE II COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS Each Purchaser, severally and not jointly, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and the Guarantors, and all such covenants, representations and warranties shall survive the Closing. Section 2.1 Power and Authorization. Such Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. Exhibit A hereto includes the true, correct and complete name and address of such Purchaser. Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, or (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). Upon execution and delivery, each other Transaction Document (as defined below) to which it is a party will constitute a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their terms, except as such enforcement may be subject to the Enforceability Exceptions. The execution and delivery of this Agreement and each other Transaction Document to which it is a party and the consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) such Purchaser’s organizational documents, (ii) any agreement or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Purchaser, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not affect such Purchaser’s ability to consummate the Transactions in any material respect. Section 2.3 Institutional Accredited Investor or Qualified Institutional Buyer. Such Purchaser is either: (a) an institutional “accredited investor” within the meaning of Rule 3 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or (b) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. Section 2.4 No Affiliates. The Purchaser is not, and has not been at any time during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act of the Company. Section 2.5 No Prohibited Transactions. Such Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party (other than (i) its advisors or as required by Applicable Law (as defined below) or (ii) with the Company’s prior approval or consent) any information regarding the Transactions, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that investment professionals affiliated with such Purchaser (i.e., persons other than compliance personnel affiliated with such Purchaser) were first contacted by either the Company, Matthews South, LLC (the “Placement Agent”) or any other person acting on the Company’s behalf regarding the Transactions, this Agreement or an investment in the Securities, and such Purchaser shall not engage in any such activities until the Disclosure Time (as defined below). “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including, without limitation, on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.5, subject to such Purchaser’s compliance with its obligations under the U.S. federal securities laws and such Purchaser’s internal policies, (a) “Purchaser” shall not be deemed to include any employees, subsidiaries, desks, groups or affiliates of such Purchaser that are effectively walled off by appropriate “fire wall” information barriers approved by such Purchaser’s legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Transactions), and (b) the foregoing representations and covenants of this Section 2.5 shall not apply to any transaction by or on behalf of an affiliate of a Purchaser that was effected without the advice or participation of, or such affiliate’s receipt of information regarding the Transactions provided by, such Purchaser. Section 2.6 Adequate Information; No Reliance. Such Purchaser acknowledges and agrees that (a) such Purchaser has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act on or prior to the date hereof (collectively, the “Public Filings”), (b) such Purchaser has had the opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions, (c) such Purchaser has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) such Purchaser has evaluated the tax and other consequences of the Transactions and receipt and ownership of the 4 Purchaser Securities with its tax, accounting or legal advisors, (e) the Company and the Placement Agent are not acting as a fiduciary or financial or investment advisor to such Purchaser and (f) such Purchaser is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company, the Placement Agent or any of their affiliates or representatives except for (i) the Public Filings and (ii) the representations and warranties made by the Company and the Guarantors in this Agreement. Such Purchaser (w) is able to fend for itself in the Transactions; (x) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Purchaser Securities; (y) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (z) acknowledges that investment in the Purchaser Securities involves a high degree of risk. Section 2.7 Acknowledgements. Such Purchaser acknowledges and agrees that there is no assurance that a public market will exist or continue to exist for the Securities. Such Purchaser acknowledges that (a) the issuance of the Securities pursuant to the Transactions has not been registered or qualified under the Securities Act or any state securities laws, and the Securities are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and (b) it is purchasing the Securities for investment purposes only for its own account and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Securities in a manner that would violate the registration requirements of the Securities Act. Such Purchaser acknowledges that the Securities will bear a legend to the effect that the Purchaser may not transfer any Securities except (i) to a “qualified institutional buyer” within the meaning of and in accordance with Rule 144A, (ii) under any other available exemption from the registration requirements of the Securities Act, (iii) pursuant to a registration statement that has become effective under the Securities Act or (iv) as otherwise specified in such legend. Such Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether such Purchaser’s participation in the Transactions meets the requirements for the exemptions referenced in this Section 2.7. Section 2.8 Taxpayer Information. Such Purchaser will deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN E or W-8ECI, as appropriate. Section 2.9 Sanctions. The operations of such Purchaser have been conducted in material compliance with the rules and regulations administered or conducted by OFAC (as defined below) applicable to such Purchaser. Such Purchaser has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions (as defined below), or otherwise the subject of Sanctions, except as permitted under Sanctions. Section 2.10 Financial Adviser Fee. Each Purchaser understands that the Company intends to pay the Placement Agent a fee in respect of the Transactions.

5 Section 2.11 No Reliance on the Placement Agent. Each Purchaser acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Purchaser and that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to such Purchaser, express or implied, with respect to the Company, the Existing Convertible Notes or the New Notes or the accuracy, completeness or adequacy of the information provided to each Purchaser or any other publicly available information, including the Public Filings, nor will any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to each Purchaser. Section 2.12 Further Action. Such Purchaser agrees that it will, upon request, execute and deliver any additional documents reasonably determined to be necessary by the Company, the Placement Agent or the Trustee to complete the Transactions. ARTICLE III COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS Each of the Company and the Guarantors hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchasers, and all such covenants, representations and warranties shall survive the Closing. Section 3.1 Power and Authorization; Enforceability. The Company and each Guarantor have been duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each Guarantor are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Public Filings, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). The Company and each of the Guarantors has full legal right, power and authority to enter into this Agreement and the other Transaction Documents and perform the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions and except to the extent that the indemnification and contribution provisions of Article V hereof may be limited by federal or state securities laws and public policy considerations in respect thereof. Upon execution and delivery, each of the Indenture, the Securities and the Security Agreement (this Agreement, together with the Indenture, the Securities and the Security Agreement, collectively, the “Transaction Documents”) will constitute a legal, valid and binding agreement of the Company and the Guarantors party thereto, enforceable against each of them in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions. 6 Section 3.2 No Consents; No Violations; No Conflicts. Assuming the accuracy of each Purchaser’s representations and warranties hereunder, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company and the Guarantors of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws, (ii) as may be required under the Securities Act and (iii) as have been previously obtained by the Company. None of the Company, the Guarantors, or any subsidiary that is a significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the SEC (as defined below)) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company, such Guarantor or such Significant Subsidiary is a party or by which the Company, such Guarantor or such Significant Subsidiary is bound or to which any of the property or assets of the Company, such Guarantor or such Significant Subsidiary is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s and the Guarantors’ knowledge, no other party under any material contract or other agreement to which the Company or any Guarantor or Significant Subsidiary is a party is in default in any respect thereunder where such default would have a Material Adverse Effect. Neither the execution of this Agreement or the other Transaction Documents, nor the issuance, offering or sale of the Securities, nor the consummation of any of the Transactions, nor the compliance by the Company and the Guarantors with the terms and provisions of the Transaction Documents will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived, (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect and (iii) Permitted Liens (as defined in the Indenture); nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company or any Guarantor, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or any Guarantor or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or any Guarantor, except, in the case of this clause (y), where such violation would not have a Material Adverse Effect. Assuming the accuracy of each Purchaser’s representations and warranties hereunder, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. Section 3.3 Validity of Purchaser Securities. The issuance of the New Notes and the Guarantees has been duly authorized by the Company and the Guarantors, respectively, and, when executed and authenticated in accordance with the provisions of the Indenture (in the case of the 7 New Notes) and delivered to the applicable Purchaser pursuant to the Transactions against delivery of the Purchase Price therefor in accordance with the terms of this Agreement, the New Notes and the Guarantees will be valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms, except as such enforcement may be subject to the Enforceability Exceptions, and will be free of any Liens created by the Company and the Guarantors, except for Permitted Liens, and the issuance of the Purchaser Securities will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Purchaser’s representations and warranties hereunder, the Purchaser Securities (a) will be issued in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and (b) will be issued in compliance with all applicable state and federal laws. Section 3.4 Disclosure. On or before 9:00 a.m. (New York City time) on the first business day following the date of this Agreement (the “Disclosure Time”), the Company shall file with the SEC a Current Report on Form 8-K disclosing the material terms of the Transactions (to the extent not previously publicly disclosed) (the “Closing 8-K”). From and after the filing of the Closing 8-K, the Company represents to each Purchaser that such Purchaser shall not be in possession of any material, nonpublic information provided by the Company, the Guarantors or any of their respective officers, directors, employees or agents, with respect to or in connection with the Transactions, that is not disclosed in the Closing 8-K. In addition, effective upon the earlier of (i) the filing of such Closing 8-K and (ii) the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, the Guarantors or any of their respective officers, directors, employees or agents, on the one hand, and such Purchaser or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company and the Guarantors understand and confirm that the Purchasers and their affiliates will rely on the foregoing representations in effecting transactions in securities of the Company and the Guarantors. Without the prior written consent of a Purchaser, neither the Company nor the Guarantors shall disclose the name of such Purchaser in any filing or announcement, unless such disclosure is in accordance with Section 6.5 below. Section 3.5 No Litigation. There are no legal or governmental proceedings pending or threatened to which the Company, the Guarantors, or any of their respective subsidiaries is a party or to which any of their respective properties is subject (i) other than proceedings accurately described in all material respects in the Public Filings and proceedings that would not, singly or in the aggregate, have a Material Adverse Effect or (ii) that are required to be described in the Public Filings and are not so described. Section 3.6 SEC Filings; Disclosure. The Company has filed with the SEC all reports, schedules and statements required to be filed by it under the Exchange Act on a timely basis for the most recent twelve-month period. As of their respective filing dates, the Public Filings filed since January 1, 2024, complied in all material respects with applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Public Filings; and there are no contracts or other documents that are required to be described in the Public Filings that are not described or filed as required. The consolidated financial statements of the Company included or incorporated by reference in the Public Filings, together with the 8 related notes and schedules, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year- end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved; the other financial and statistical data with respect to the Company and its consolidated subsidiaries contained or incorporated by reference in the Public Filings are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Public Filings that are not included or incorporated by reference as required; the Company and its consolidated subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Public Filings which are required to be described therein. None of such Public Filings, at the time they were filed with the SEC or, if amended or restated, as of the date of such amendment or restatement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Other than the Transactions and the Other Transactions, as of the date hereof, no material event or circumstance has occurred which would be required to be publicly disclosed or announced by the Company pursuant to the provisions of the SEC’s Form 8-K which has not been so publicly disclosed or announced on Form 8-K. Section 3.7 Other Transactions. The Company has provided to each Purchaser true, correct and complete executed copies or, if prior to the Closing Date, substantially final forms, of all documentation relating to the Other Transactions, which documentation has not been amended, modified or waived in any material respect since such execution or delivery. Section 3.8 New Class. The Securities, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act. Section 3.9 Further Action. The Company agrees that it will, upon request, execute and deliver any additional documents reasonably deemed necessary or desirable by the Purchasers or the Trustee to complete the Transactions. Section 3.10 Solvency. After giving effect to the Transactions, (a) the fair saleable value of each of the Company’s and the Guarantors’ respective consolidated assets exceeds the fair value of each of the Company’s and the Guarantors’ respective liabilities, (b) each of the Company and the Guarantors will not be left with unreasonably small capital and (c) each of the Company and the Guarantors will be able to pay their respective debts (including trade debts) as they become

9 due (whether at maturity or otherwise) (without taking into account any forbearance or extensions related thereto). Section 3.11 No Material Adverse Effect. Since March 31, 2024, except as disclosed in the Public Filings, the Company, the Guarantors and their respective subsidiaries, considered as a single enterprise, have conducted their business in the ordinary course, and there has not been (i) any material adverse change in, or any development that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, the legality, validity or enforceability of this Agreement or the other Transaction Documents or the ability of the Company or the Guarantors to perform their respective obligations hereunder or thereunder or under the Transactions on a full and timely basis in all material respects, or in or on the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company, the Guarantors, and their respective subsidiaries, taken as a whole (collectively, a “Material Adverse Effect”), (ii) entry into any transaction or agreement which is material to the Company, the Guarantors, and their respective subsidiaries, taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, the Guarantors, or their respective subsidiaries, which is material to the Company, the Guarantors, and their respective subsidiaries, taken as a whole, (iv) any material change in the capital stock of the Company (other than (A) the grant of additional equity awards, or the exercise, settlement or forfeiture of outstanding equity awards, under the Company’s existing equity compensation plans, (B) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, (C) as a result of the issuance and sales under that certain financing agreement, dated as May 3, 2024, between the Company and Virtu Americas LLC (the “Financing Agreement”), (D) any repurchases of capital stock of the Company, (E) as described in a proxy statement filed on Schedule 14A or a registration statement on Form S-4, or (F) otherwise publicly announced) or outstanding long-term indebtedness of the Company, any Guarantor, or any of their respective subsidiaries, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, any Guarantor, or any of their respective subsidiaries, other than in each case above in the ordinary course of business or as otherwise disclosed in the Public Filings (including any document incorporated by reference therein), and none of the Company or any Guarantor or Significant Subsidiary has sustained any loss or interference with their respective business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, regardless of whether covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 3.12 Investment Company Act. None of the Company or any Guarantor or any of their respective subsidiaries is or, after giving effect to the Transactions and the Other Transactions, will be required to register as, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. 10 Section 3.13 Brokers. None of the Company or any Guarantor has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the Transactions for which any Purchaser may be liable. Section 3.14 Subsidiaries. The Company and the Guarantors own, directly or indirectly, all of the equity interests of their respective subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, other than Permitted Liens, and all the equity interests of the subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. The Company and the Guarantors do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 1. Section 3.15 Collateral. The representations and warranties of the Company included in Article IV of the Security Agreement are deemed to be incorporated herein and part hereof. Section 3.16 Environmental Laws. The Company, the Guarantors, and their respective subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Public Filings; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, have a Material Adverse Effect. Section 3.17 No Improper Practices. (i) None of the Company, the Guarantors or any of their respective subsidiaries, nor, to the Company’s or any Guarantor’s knowledge, any of their respective affiliates or executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi- public duty in violation of any law or of the character required to be disclosed in the Company’s Public Filings; (ii) no relationship, direct or indirect, exists between or among the Company, the Guarantors or, to the Company’s or each Guarantor’s knowledge, their respective subsidiaries or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or the Guarantors or, to the Company’s and the Guarantors’ knowledge, their respective subsidiaries, on the other hand, that is required by the Exchange Act to be disclosed in the Public Filings that is not so described; (iii) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company, the Guarantors or, to the Company’s or each Guarantor’s knowledge, their respective subsidiaries to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (iv) the Company and the Guarantors have not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company, the 11 Guarantors or their respective subsidiaries to alter the customer’s or supplier’s level or type of business with the Company, the Guarantors or their respective subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company, the Guarantors or their respective subsidiaries or any of their respective products or services; and, (v) none of the Company, the Guarantors nor their respective subsidiaries nor, to the Company’s or to each Guarantor’s knowledge, any employee or agent of the Company, the Guarantors or their respective subsidiaries has made any payment of funds of the Company, the Guarantors or their respective subsidiaries or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Company’s Public Filings. Section 3.18 Anti-Money Laundering Laws. The operations of the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company, the Guarantors and each of their respective subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantors and each of their respective subsidiaries (collectively, the “Anti-Money Laundering Laws”), except where the failure to be in such compliance would not result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or the Guarantors, threatened. Section 3.19 Sanctions; OFAC. (i) None of the Company, the Guarantors nor any of their respective subsidiaries (collectively, the “Entity”) nor, to the Company’s or any Guarantor’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph 3.19, “Person”) that is, or is owned or controlled by a Person that is: a. the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor b. located, organized or resident in a country or territory that is the subject of Sanctions. (ii) The Entity will not, directly or indirectly, knowingly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: a. to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or b. in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise) (iii) The Entity represents and covenants that, except as detailed in the Company’s Public Filings, for the past 5 years, it has not knowingly engaged in and is not now knowingly 12 engaged in any dealing or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. Section 3.20 Property. The Company and each of the Guarantors and the Significant Subsidiaries have good and marketable title to all real property and good and valid title to all personal property (other than Intellectual Property, which is addressed exclusively in Section 3.21) described in the Public Filings as being owned by them which is material to the businesses of the Company, the Guarantors and the Significant Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects except (i) such as do not affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such Guarantor or Significant Subsidiary, (ii) such as would not, singly or in the aggregate, have a Material Adverse Effect or (iii) Permitted Liens. Any real property described in the Public Filings as being leased by the Company or any Guarantor or Significant Subsidiary is held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Guarantor or Significant Subsidiary or (ii) would not, singly or in the aggregate, have a Material Adverse Effect. Section 3.21 Intellectual Property. The Company, the Guarantors and the Significant Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), trade names, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company, the Guarantors and the Significant Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. There are no pending, or to the Company’s or to each Guarantor’s knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or any Guarantor’s or Significant Subsidiary’s rights in or to or the validity of the scope of any of the Company’s or the Guarantors’ or Significant Subsidiaries’ patents, patent applications or proprietary information. To the Company’s and to each Guarantor’s knowledge, there are no third parties who have established rights or have any claim in any of the Company’s or the Guarantors’ or Significant Subsidiaries’ patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or any Guarantor Significant Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or the Guarantors or Significant Subsidiaries. None of the Company, the Guarantors or the Significant Subsidiaries has received any written notice of any claim challenging the rights of the Company or the Guarantors or the Significant Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any Guarantor or Significant Subsidiary which claim, if the subject of an unfavorable decision, would result in a Material Adverse Effect.

13 Section 3.22 IT Systems. (i)(x) To the knowledge of Company and the Guarantors, there have been no security breach or other compromise of any Company’s or any Guarantor’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Guarantors have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Company and the Guarantors are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and the Guarantors have implemented backup and disaster recovery technology consistent with industry standards and practices. Section 3.23 Labor Disputes. No labor disturbance by or dispute with employees of the Company or any Guarantor or Significant Subsidiary exists or, to the knowledge of the Company or any Guarantor, is threatened which would result in a Material Adverse Effect. Section 3.24 Insurance. The Company, the Guarantors and the Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company, the Guarantors and the Significant Subsidiaries reasonably believe are adequate for the conduct of their business. Section 3.25 Licenses and Permits. The Company, the Guarantors and the Significant Subsidiaries possess or have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted, as described in the Public Filings (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company, the Guarantors or the Significant Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect. Section 3.26 Taxes. The Company, the Guarantors, and their respective subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not have a Material Adverse Effect. Except as disclosed in the Public Filings, no tax deficiency has been determined adversely to the Company or any Guarantor, or any of their respective subsidiaries, which has had, or would have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Guarantor has knowledge of any federal, state or other governmental tax deficiency, 14 penalty or assessment which has been or might be asserted or threatened against it or any of its subsidiaries which would have a Material Adverse Effect. Section 3.27 Compliance with Applicable Laws. The Company and the Guarantors have not been advised, and have no reason to believe, that they and each of their respective subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect. Section 3.28 Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and its directors, officers and employees in complying with applicable regulatory guidelines (including, without limitation, if applicable, those administered by the FDA, the EMA, and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA or EMA); except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. Section 3.29 Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Public Filings). Since December 31, 2023, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Public Filings). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that comply with the requirements of the Exchange Act. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the most recent Evaluation Date. Section 3.30 Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission during the past 12 months. For purposes of the 15 preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Exchange Act Rules 13a-15 and 15d-15. Section 3.31 Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, the Guarantors and/or, to the knowledge of the Company and the Guarantors, any of their affiliates and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity(each, an “Off Balance Sheet Transaction”) that would affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the SEC’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Public Filings which have not been described as required. Section 3.32 ERISA. To the knowledge of the Company and the Guarantors, (i) each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is maintained, administered or contributed to by the Company, the Guarantors or any of their affiliates for employees or former employees of the Company, the Guarantors and their respective subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company and the Guarantors with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) equals or exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, other than, in the case of (i), (ii) and (iii) above, as would not have a Material Adverse Effect. Section 3.33 Enforceability of Agreements. All agreements between the Company and the Guarantors and third parties expressly referenced in the Public Filings, other than such agreements that have expired by their terms or whose termination is disclosed in the Public Filings, are legal, valid and binding obligations of the Company or such Guarantor and, to the Company’s or such Guarantor’s knowledge, enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof, and except for any unenforceability that, individually or in the aggregate, would not have a Material Adverse Effect. ARTICLE IV CLOSING CONDITIONS & NOTIFICATION 16 Section 4.1 Conditions to Obligations of each Purchaser, the Company and the Guarantors. The obligations of each Purchaser to deliver the Purchase Price and of the Company and the Guarantors to deliver the Securities are subject to the satisfaction at or prior to the Closing of the following conditions: (a) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and precludes, enjoins or otherwise prohibits the consummation of the Transactions or the other transactions contemplated by the Transaction Documents, and no statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby; (b) there shall be no action, lawsuit, arbitration, claim or proceeding pending that enjoins the consummation of this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby; (c) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, (i) the representations and warranties of the Company and the Guarantors contained in Article III shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date and (ii) the Company and the Guarantors shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by the Company and the Guarantors at or prior to Closing; (d) solely with regard to the obligation of the Company and the Guarantors to deliver the Purchaser Securities, (i) the representations and warranties of each Purchaser contained in Article II shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing, and unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date and (ii) each Purchaser shall have complied, in all material respects, with all covenants and other agreements in this Agreement required to be performed by them at or prior to Closing; (e) the Company, the Guarantors and the Trustee shall have entered into the Indenture;

17 (f) the Company, the Guarantors and the Trustee shall have entered into the Security Agreement; (g) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, the Company and the Guarantors shall have executed and delivered to the Purchasers a perfection certificate dated as of the Closing Date in form and substance reasonably satisfactory to the Collateral Agent; (h) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, except as otherwise provided for in the Collateral Documents (as defined in the Indenture), the Indenture or the other documents entered into in connection with the Transactions, on the Closing Date, the Collateral Agent shall have received the Collateral Documents and other certificates, agreements or instruments necessary to create a valid security interest in favor of the Collateral Agent, for its benefit and the benefit of the Trustee and the holders of the Securities, in all of the Collateral described in the Security Agreement substantially in form and substance reasonably satisfactory to the Collateral Agent, together with, subject to the requirements of the Collateral Documents, stock certificates and promissory notes required to be delivered pursuant to the Collateral Documents, in each case accompanied by instruments of transfer and stock powers undated and endorsed in blank, Uniform Commercial Code financing statements in appropriate form for filing, filings with the United States Patent and Trademark Office and United States Copyright Office in appropriate form for filing where applicable and each such document, instrument or filing shall, unless expressly not required by the Indenture, the Collateral Documents or applicable law, be executed by the Company and the Guarantors, as applicable, and each such document shall be in full force and effect; (i) the Other Transactions shall be consummated concurrently with the Closing of the Transactions in accordance with the terms of the documents related thereto in the form entered into on the date hereof, and no amendments, modifications or waivers of any documentation relating to the Other Transactions shall have been made since the versions of such documentation provided to the Purchasers pursuant to Section 3.7 hereof; (j) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, the Company shall have delivered to each Purchaser (i) an opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Company and the Guarantors, addressed to such Purchaser, in form and substance reasonably acceptable to such Purchaser, and (ii) such other customary documentation as such Purchaser shall reasonably request; (k) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, the Company shall have furnished or caused to be furnished to the Purchasers, dated as of the Closing Date, a certificate of the Chief Executive Officer or Chief Financial Officer of the Company and each Guarantor, or other officer satisfactory to the Purchasers, stating that (i) the representations and warranties of the Company and the Guarantors set forth in Article III of this Agreement are true and correct 18 with the same force and effect as though expressly made on and as of such date; (ii) the Company and the Guarantors have complied with all the agreements and covenants hereunder and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such date; (l) solely with regard to the obligations of each Purchaser to deliver the Purchase Price, the Company shall have furnished or caused to be furnished to the Purchasers, dated as of the Closing Date, a certificate of each of the Company and the Guarantors, executed by a secretary or assistant secretary (or equivalent officer) thereof, which shall (A) certify that (i) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of the Company or the applicable Guarantor certified by the relevant authority of its jurisdiction or organization, (ii) the certificate or articles of incorporation, formation or organization of the Company or the applicable Guarantor attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (iii) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of the Company or the applicable Guarantor together with all amendments thereto since the initial effectiveness of such document or the last amendment and restatement, as applicable, and such by-laws or operating, management, partnership or similar agreement is in full force and effect and (iv) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of the board of directors or managing members or other governing body of the Company or the applicable Guarantor authorizing the execution and delivery of this Agreement and the performance of this Agreement and any of the other Transaction Documents to which the Company or such Guarantor is a party and the Transactions, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of the Company or the applicable Guarantor who are authorized to sign this Agreement and the other Transaction Documents to which the Company or such Guarantor is a party; and (m) the Purchaser Securities shall be eligible for clearance and settlement through DTC under a 144A CUSIP. Section 4.2 Notification. Each Purchaser hereby covenants and agrees to promptly notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects). The Company hereby covenants and agrees to notify the Purchasers upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respects). 19 ARTICLE V INDEMNIFICATION Section 5.1 Indemnification. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify each of the Purchasers and their respective affiliates, and their respective equityholders, directors, officers, employees, agents, members, partners, managers, advisors (and any other persons with a functionally equivalent role notwithstanding a lack of such title or any other title) and each person, if any, who controls a Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Indemnified Party” and, collectively, the “Indemnified Parties”) from and against any losses, claims, damages, costs, expenses or liabilities, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, claims, damages, settlement costs or liabilities of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel, subject to redaction to preserve privilege, and all other documented expenses reasonably incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), as a result of, relating to, arising out of, or resulting from any Third-Party Claim (as defined herein) asserted against such Indemnified Party arising from or in any way related to, or as a result of any action taken or purported to have been taken by any person in connection with the consummation of, the transactions contemplated by this Agreement or any of the other Transaction Documents. Each of the Company and the Guarantors, jointly and severally, also agrees to indemnify the Indemnified Parties for any action arising out of any breach of representations and warranties in any of the Transaction Documents or any other claim arising in connection with the Transactions. Section 5.2 Indemnification Procedures. Promptly after any Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person (other than the Company, the Guarantors and their respective affiliates or any other Purchaser or its affiliates, but including any derivative action, suit or proceeding) (each a “Third-Party Claim”), which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the Company and the Guarantors prompt written notice of such Third-Party Claim or the commencement of such action, suit or proceeding, but failure to so notify the Company and the Guarantors will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Company and the Guarantors are prejudiced by such failure, and then only to the extent of such prejudice. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Company and the Guarantors shall have the right to defend and settle, at their own expense and by their own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Company and the Guarantors pursue the same diligently and in good faith. After the Company and the Guarantors have notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Company and the Guarantors diligently pursue such defense, the Company and the Guarantors shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such 20 asserted liability and the negotiations of the settlement thereof and (ii) if the Company and the Guarantors have failed after a reasonable period of time to assume the defense or employ counsel reasonably acceptable to the Indemnified Party, or if the Indemnified Party has, in the reasonable opinion of counsel, a material conflict on any material issue between the position of such Indemnified Party and any other party being represented by such counsel selected by the Company and the Guarantors, then the Indemnified Party shall have the right to select its own counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable and documented expenses and fees of one such counsel (in addition to any necessary local counsel) and other reasonable and documented expenses related to such participation to be reimbursed by the Company and the Guarantors as incurred. Notwithstanding any other provision of this Agreement, (x) the Company and the Guarantors shall not settle any Third-Party Claim under which indemnification may be sought hereunder without the consent of the applicable Indemnified Parties, unless the settlement thereof imposes no liability or obligation on, and includes a complete, unconditional and irrevocable release from liability of, and does not include any statement or admission of fault, culpability, wrongdoing or malfeasance by, the Indemnified Party and (y) the Company and the Guarantors shall not be liable for any settlement entered into by an Indemnified Party without the consent of the Company and the Guarantors (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnification provided in the preceding paragraph is insufficient, not permitted by applicable law or is judicially determined to be unavailable, then in lieu of indemnifying such Indemnified Person hereunder, the Company and the Guarantors shall contribute to the amount paid or payable by such Indemnified Person as a result of any applicable losses and expenses. Section 5.3 Limitation on Liability. Notwithstanding anything to the contrary in this Agreement, none of the Company, the Guarantors nor their respective affiliates shall be required to indemnify or hold harmless any Indemnified Party to the extent of any Losses that are finally determined by a court of competent jurisdiction to have resulted from the bad faith, fraud, gross negligence or willful misconduct of such Indemnified Party, or a settlement is entered into by such Indemnified Party admitting to such bad faith, fraud, gross negligence or willful misconduct, or from a claim solely among the Indemnified Parties. To the extent that the Company, the Guarantors or their respective affiliates have provided indemnification pursuant to this Article V prior to any such determination by a court of competent jurisdiction or such settlement, each Indemnified Party so determined to have suffered such non-indemnifiable Losses shall promptly refund to the Company or the Guarantors, by wire transfer of immediately available funds, any amounts so advanced by the Company, the Guarantors or their respective affiliates. Section 5.4 Release. In consideration for the agreements and covenants set forth in this Agreement, the Company and the Guarantors, on behalf of themselves and each of their respective affiliates, knowingly, voluntarily and unconditionally release and forever discharge from and for, and covenant not to sue, each Indemnified Party for any and all actions or inactions arising out of, relating to, or resulting from the Transactions that the Company and the Guarantors have or may have, now or in the future; provided, however, that this Section 5.4 will not apply to any claims against any Purchaser with respect to a breach of this Agreement or any other Transaction Document or any rights of the Company or the Guarantors under this Agreement or any other Transaction Document.

21 ARTICLE VI MISCELLANEOUS Section 6.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. Section 6.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party. Section 6.3 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company, the Guarantors and the Purchasers, irrevocably waives any and all right to trial by jury with respect to any legal proceeding arising out of the Transactions contemplated by this Agreement. Section 6.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party. Section 6.5 Use of Purchaser Names. None of the Company, the Guarantors, nor any of their respective affiliates and subsidiaries (if any) (collectively, the “Company Group”) shall identify, or permit any of its employees, agents or representatives to identify, any Purchaser (whether in connection with the Company or the Guarantors or in the Purchaser’s capacity as an investor in the Company or the Guarantors) in any written or oral public communications or issue any press release or other disclosure of the Purchaser’s name or the name of any of its affiliates, or any derivative of any of the foregoing names (collectively, the “Purchaser Names”), in each case except (i) as authorized in writing in advance by the Purchaser in each such instance (electronic mail to suffice) or (ii) as required by applicable law, legal process or regulatory request (“Applicable Law”); provided, that prior to any such disclosure such disclosing member of the Company Group as soon as practicable notifies the Purchaser of such requirement (except where prohibited by Applicable Law) so that the Purchaser (or its applicable affiliate) may seek a protective order or other appropriate remedy prior to such disclosure. Notwithstanding the foregoing, the Company may make disclosures to an auditor or governmental or regulatory 22 authority pursuant to any routine investigation, inspection, examination or inquiry without providing the Purchaser with any notification thereof, unless the Purchaser is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern). Section 6.6 Expenses. The Company shall reimburse the Purchasers for all reasonable and documented fees and out-of-pocket expenses incurred in connection with the Transactions promptly and, to the extent such documented fees and expenses are invoiced to the Company at least one business day prior to Closing, on the Closing Date; provided, that the maximum amount of fees and expenses that the Company shall be obligated to reimburse to the Purchasers pursuant to this Section 6.6 shall not exceed $425,000 in the aggregate. Section 6.7 Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement. Section 6.8 Assignment; Binding Effect. No Purchaser shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the Company, except to an affiliate of such Purchaser who assumes its obligations hereunder pursuant to a joinder or similar agreement reasonably acceptable to the Company, and the Company and the Guarantors shall not convey, assign or otherwise transfer any of their respective rights and obligations under this Agreement without the express written consent of each Purchaser. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Section 6.9 Reliance by the Placement Agent. The Placement Agent, acting as financial advisor to the Company, may rely on each representation and warranty of the Company and of each Purchaser, made on behalf of itself, herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent will be a third-party beneficiary of this Agreement to the extent provided in this Section 6.9. Section 6.10 Waiver; Remedies. No delay on the part of any Purchaser, the Company or the Guarantors in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any Purchaser, the Company or the Guarantors of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. All waivers under this Agreement shall be in writing and signed by the party against whom such waiver is to be enforced. Section 6.10 Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement. Section 6.11 Survival. The provisions of Article II, Article III, Section 4.2, Article V and Article VI shall survive the Closing. 23 Section 6.12 Notice. Any notice or communications hereunder shall be in writing and will be deemed to have been given if delivered in person or by electronic transmission or by registered or certified first-class mail or courier service to the following addresses, or such other addresses as may be furnished hereafter by notice in writing: if to the Company or the Guarantors: Luminar Technologies, Inc. 2603 Discovery Drive Suite 100 Orlando, FL 32826 Attention: Al Prescott, CLO Telephone: (407) 900-5259 Email: al@luminartech.com with a copy to: Orrick, Herrington & Sutcliffe LLP 631 Wilshire Boulevard Santa Monica, CA 90401 Attention: Daniel S. Kim Telephone: (310) 633-2803 Email: dan.kim@orrick.com if to the Purchasers, as set forth on Exhibit A hereto. Section 6.13 Termination. The Company and the Guarantors may terminate this Agreement if there has occurred any breach or withdrawal by a Purchaser of any covenant, representation or warranty set forth in Article II in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respect). A Purchaser may terminate this Agreement if (i) there has occurred any breach or withdrawal by the Company or the Guarantors of any covenant, representation or warranty set forth in Article III in any material respect (or, with respect to those representations and warranties that are qualified by materiality or material adverse effect, in any respect) or (ii) the Closing has not occurred by 5:00 p.m. (New York City time) on the fifth (5th) business day following the date hereof. Section 6.14 Other Transactions. Nothing contained herein or in any other Transaction Document or other document related to the Transactions, and no action taken by any Purchaser pursuant hereto or thereto or by any other party pursuant to such other documents, shall be deemed to constitute a Purchaser and any other Purchaser or any other party hereunder or under such other documents as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such entities are in any way acting in concert or as a group with respect to their obligations hereunder or thereunder or with respect to the transactions contemplated hereby or thereby. [Signature Page Follows] SIGNATURE PAGE TO PURCHASE AGREEMENT IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. LUMINAR TECHNOLOGIES, INC. By: Name: Title: LUMINAR, LLC, as Guarantor By: Name: Title: LUMINAR SEMICONDUCTOR, INC., as Guarantor By: Name: Title: FREEDOM PHOTONICS LLC, as Guarantor By: Name: Title: EMFOUR ACQUISITION CO., LLC, as Guarantor By: Name: Title: EM4, LLC, as Guarantor By: Name: Title: OPTOGRATION, INC., as Guarantor By: Name: Title:

SIGNATURE PAGE TO PURCHASE AGREEMENT IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. PURCHASERS: By: Name: Title: